Exhibit 10.1

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (this “Agreement”), dated as of November 30, 2012, is made by and among Avantair, Inc., a Delaware corporation (the “Company”), and the initial purchasers identified on Annex I attached hereto (together with their respective successors and permitted assigns, the “Initial Purchasers”; the Initial Purchasers are each individually referred to herein as an “Initial Purchaser”) and the additional purchasers listed on Annex II attached hereto (together with their respective successors and permitted assigns, the “Additional Purchasers”; the Additional Purchasers are each individually referred to herein as an “Additional Purchaser”; the Additional Purchasers, together with the Initial Purchasers, are referred to herein as “Purchasers” and individual as a “Purchaser”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”);

WHEREAS, (A) the Initial Purchasers wish to purchase from the Company, and the Company wishes to sell and issue to the Purchasers, upon the terms and conditions stated in this Agreement, (i) senior secured convertible promissory notes in the form attached hereto as Exhibit A in the initial aggregate principal amount of up to $4,000,000 (the “Initial Notes”), and (ii) warrants to purchase an aggregate of up to 16,000,000 shares of the Company’s common stock, $0.0001 per share (the “Common Stock”), in the form attached hereto as Exhibit B (the “Initial Warrants”, and together with the Initial Notes, the “Initial Closing Securities”) and (B) as described in the “Liquidity and Capital Resources” section of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Form 10-Q filed with the U.S. Securities and Exchange Commission on November 16, 2012, the Company may within 60 days after the date hereof issue and sell (x) additional senior secured convertible promissory notes in an aggregate principal amount, together with the Initial Notes, of up to $10,000,000 in substantially the form attached hereto as Exhibit A with such changes as are agreed by the Company (which changes shall be no more favorable to the Additional Purchasers than the terms of the Initial Notes) (the “Additional Notes”, and together with the Initial Notes, the “Notes”) and (y) additional warrants to purchase shares of the Company’s Common Stock in an aggregate amount, together with the Initial Warrants, of up to 40,000,000 shares in substantially the form attached hereto as Exhibit B with such changes as are agreed by the Company (which changes shall be no more favorable to the Additional Purchasers than the terms of the Initial Warrants) (the “Additional Warrants,” and together with the Initial Warrants, the “Warrants”; and the Additional Warrants, together with the Additional Notes, the “Additional Closing Securities”; and the Initial Closing Securities, together with the Additional Closing Securities, the “Closing Securities”);

WHEREAS, this Agreement, the Notes, the Warrants, the Security Agreement (defined below) and the Registration Rights Agreement (defined below) are referred to herein as the “Transaction Documents”;

WHEREAS, the Notes shall be secured by the Collateral (as defined in the Security Agreement) pursuant to that certain Security Agreement by and among the Company and the Collateral Agent (as defined in the Security Agreement) in the form attached hereto as Exhibit C (the “Security Agreement”);

WHEREAS, Barry Gordon shall be appointed Collateral Agent under the Security Agreement; and

WHEREAS, the shares of Common Stock issuable upon conversion of the Notes shall be subject to certain registration rights pursuant to that certain Registration Rights Agreement by and among the Company and the Purchasers in the form attached hereto as Exhibit D (the “Registration Rights Agreement”);

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers mutually agree as follows. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Notes.

ARTICLE 1

PURCHASE OF NOTES AND WARRANTS

1.1 Issuance of Closing Securities in Exchange for Cash Payment.

(a) Initial Closing Securities. Subject to the terms and conditions of this Agreement, on the Initial Closing Date (as defined below), each of the Initial Purchasers shall severally, and not jointly, purchase, and the Company shall sell and issue to each of the Initial Purchasers, the Initial Closing Securities in the respective amounts set forth opposite each such Initial Purchaser’s name on Annex I in exchange for the purchase price set forth opposite each such Initial Purchaser’s name on Annex I.

(b) Additional Closing Securities. Subject to the terms and conditions of this Agreement, on each Additional Closing Date (as defined below), each of the Additional Purchasers purchasing Additional Closing Securities on such Additional Closing Date shall severally, and not jointly, purchase, and the Company shall sell and issue to each of such Additional Purchasers, the Additional Closing Securities in the respective amounts set forth opposite each such Additional Purchaser’s name on Annex II in exchange for the purchase price set forth opposite each such Additional Purchaser’s name on Annex II, in each case, with respect to such Additional Closing Date.

1.2 Closing.

(a) Initial Closing. The closing (the “Initial Closing”) of the purchase and sale of the Initial Closing Securities shall take place simultaneously with the execution of this Agreement or such other time as the Company and the Purchasers of a majority in principal amount of the Initial Notes may mutually agree (the date on which the Initial Closing occurs, the “Initial Closing Date”) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., or at such other location as the Company and the Purchasers of a majority in principal amount of the Initial Notes shall mutually agree. At the Initial Closing, the Company shall deliver to each Initial Purchaser an Initial Note and an Initial Warrant, each registered in such name or names as each Initial Purchaser may designate. On the Initial Closing Date, each Initial Purchaser shall pay to the Company an amount equal to the purchase price set forth opposite such Initial Purchaser’s name on Annex I (payable by wire transfer in same day funds to an account specified by the Company in writing).

(b) Additional Closings. Within 60 days following the Initial Closing, the Company may offer Additional Closing Securities to any other Persons as may be approved by the Company (the “Other Investors”). Any Other Investor who commits to purchase Additional Closing Securities shall execute an Additional Purchaser signature page to this Agreement, in substantially the form attached hereto as Exhibit E, and shall thereafter be bound to this Agreement as an Additional Purchaser, and Annex II attached hereto shall be updated to include the principal amount of Additional Closing Securities that each Additional Purchaser has committed to purchasing. The purchase and sale of the Additional Closing Securities to the Additional Purchasers shall take place at one or more closings (each an “Additional Closing” and, together with the Initial Closing, the “Closings”) to be held on the date and at such location as the Company and the Purchasers of a majority in principal amount of the Additional Notes to be issued at such Additional Closing shall mutually agree (the date of each such Additional Closing, an “Additional Closing Date”). At each Additional Closing, the Company shall deliver to each Additional Purchaser purchasing Additional Closing Securities at such Additional Closing, an Additional Note and Additional Warrant, each registered in such name or names as each such Additional Purchaser may designate. On each Additional Closing Date, each Additional Purchaser purchasing Additional Closing Securities at such Additional Closing shall pay to the Company an amount equal to the purchase price set forth opposite such Additional Purchaser’s name on Annex II with respect to such Additional Closing (payable by wire transfer in same day funds to an account specified by the Company in writing).

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each of the Purchasers that the statements contained in this Article 2 are true and correct as of the Closing Date on which such Purchaser is purchasing Closing Securities hereunder, with respect to such Closing Securities, as though made as of such Closing Date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties are true and correct as of such date).

2.1 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to execute, deliver and perform the Transaction Documents to which it is a party and to issue, sell and deliver the Closing Securities to be issued on such Closing Date; provided that the Company may not have a sufficient number of authorized and unreserved shares of Common Stock to issue and deliver the shares of Common Stock issuable upon conversions of the Notes (the “Note Shares”) and to issue and deliver the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), in which case, the Company would need to seek stockholder approval to increase the number of authorized shares of Common Stock in order to satisfy its obligations to deliver Note Shares and Warrant Shares.

2.2 Authorization of Agreements, Etc.

(a) The execution and delivery by the Company of the Transaction Documents to which it is a party, the performance by the Company of its obligations thereunder, the issuance, sale and delivery of the Closing Securities to be issued on such Closing Date by the Company have been duly authorized by all requisite corporate action.

(b) The Closing Securities to be issued on such Closing Date have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, represents and warrants to the Company that, the statements contained in this Article 3 are true and correct as of the Closing Date on which such Purchaser is purchasing Closing Securities, as though made as of such Closing Date, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties are true and correct as of such date).

3.1 Purchaser is an “accredited investor” as defined by Rule 501 of Regulation D, and Purchaser is capable of evaluating the merits and risks of its investment in the Closing Securities and has the ability and capacity to protect its interests.

3.2 Purchaser understands that the Closing Securities to be issued on such Closing Date, the Note Shares issuable upon conversion of Notes to be issued on such Closing Date and the Warrant Shares issuable upon exercise of Warrants to be issued on such Closing Date have not been registered under the Act on the ground that the issuance thereof is exempt under Section 4(2) of the Act and/or Regulation D as a transaction by an issuer not involving any public offering and that, in the view of the Commission, the statutory basis for the exception claimed would not be present if any of the representations and warranties of Purchaser contained in this Agreement are untrue or, notwithstanding the Purchaser’s representations and warranties, the Purchaser currently has in mind acquiring any of the Closing Securities, Notes Shares or Warrant Shares for resale upon the occurrence or non-occurrence of some predetermined event.

3.3 Purchaser is purchasing the Closing Securities to be issued on such Closing Date and, in the event that the Purchaser should acquire any Note Shares issuable upon conversion of Notes to be issued on such Closing Date or Warrant Shares issuable upon exercise of Warrants to be issued on such Closing Date, will be acquiring such Note Shares or such Warrant Shares, as applicable, as principal for its own account, and not for the benefit of any other Person, for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing of such Closing Securities, Note Shares and Warrant Shares, as applicable, in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws; and that an investment in such Closing Securities, Note Shares and Warrant Shares is not a liquid investment.

3.4 Purchaser confirms that Purchaser has had the opportunity to ask questions of, and receive answers from, the Company or any authorized Person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Purchaser. In connection therewith, Purchaser acknowledges that Purchaser has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized Person acting on its behalf. Purchaser has received and reviewed all the information concerning the Company and the Closing Securities to be issued on such Closing Date, both written and oral, that Purchaser desires. Without limiting the generality of the foregoing, Purchaser has been furnished with or has had the opportunity to acquire, and to review: all information, both written and oral, that Purchaser desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, Purchaser has relied solely on Purchaser’s own knowledge and understanding of the Company and its business based upon Purchaser’s own due diligence investigations and the Company’s filings with the Commission.

3.5 Purchaser has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Purchaser enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

3.6 Purchaser has carefully considered and has discussed with its legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement for the Purchaser’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Purchaser. Purchaser understands that it (and not the

Company) shall be responsible for Purchaser’s own tax liability that may arise as a result of the investment in the Closing Securities to be issued on such Closing Date or the transactions contemplated by this Agreement.

3.7 Purchaser acknowledges that an investment in the Closing Securities to be issued on such Closing Date is speculative and involves a high degree of risk and that Purchaser can bear the economic risk of the acceptance of such Closing Securities, including a total loss of its investment. Purchaser recognizes and understands that no federal, state, or foreign agency has recommended or endorsed the purchase of the Closing Securities to be issued on such Closing Date. Purchaser acknowledges that it has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in the Closing Securities to be issued on such Closing Date and of making an informed investment decision with respect thereto.

3.8 Because of the legal restrictions imposed on resale or transfer of the Closing Securities to be issued on such Closing Date, Purchaser understands that the Company shall have the right to note stop-transfer instructions in its records to the extent and for such period as may be reasonably required for compliance with applicable securities laws, and Purchaser has been informed of the Company’s intention to do so. Any sales, transfers, or other dispositions of the Closing Securities by Purchaser, if any, will be made in compliance with the Act and any other applicable securities laws, and all applicable rules and regulations promulgated thereunder and the terms of this Agreement.

3.9 The residency of Purchaser (or, in the case of a partnership, limited liability company or corporation, such entity’s principal place of business) is correctly set forth below Purchaser’s name on Annex I or Annex II, as applicable.

ARTICLE 4

CONDITIONS RELATING TO THE CLOSING

4.1 Conditions to the Obligations of the Purchasers at the Closings. The several obligations of each Purchaser to consummate the transactions to be performed by it in connection with the Closing Date on which such Purchase is purchasing Closing Securities are, unless otherwise indicated, subject to the satisfaction of the following conditions as of such Closing Date, unless such conditions are waived by such Purchaser with respect to such Closing Date:

(a) Approval by Directors. This Agreement, the other Transaction Documents and the transactions contemplated to be consummated as of such Closing Date hereby and thereby shall have been approved by the Company’s Board of Directors.

(b) Consents, Permits, and Waivers. The Company shall have obtained any and all approvals, consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated to be consummated as of such Closing Date by this Agreement and the other Transaction Documents.

(c) Authorizations. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Closing Securities to be issued on such Closing Date pursuant to this Agreement shall have been duly obtained and shall be effective on and as of such Closing Date.

(d) Representations, Warranties and Covenants. The representations and warranties made by the Company in Article 2 hereof and in the other Transaction Documents shall be true and correct when made, and shall be true and correct as of such Closing Date with the same force and effect as if they had been made on and as of that date. The Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to such Closing Date.

(e) Registration Rights. The Company and each Holder shall have executed the Registration Rights Agreement.

4.2 Conditions to the Obligations of the Initial Purchasers at the Initial Closing. The several obligations of each Initial Purchaser to consummate the transactions to be performed by it in connection with the Initial Closing Date are, unless otherwise indicated, subject to the satisfaction of the following conditions as of the Initial Closing Date, unless such conditions are waived by such Initial Purchaser with respect to the Initial Closing Date:

(a) Fleet Operations. At least a majority of the Company’s aircraft shall be operating on or prior to the Closing Date following the operational stand down in coordination with the Federal Aviation Administration.

(b) Forbearance Agreements. The Company shall have entered into forbearance agreements with a significant portion of the Company’s most significant vendors.

(c) Additional Documents. The Company and the Collateral Agent shall have entered into the Collateral Agreement.

ARTICLE 5

COVENANTS

5.1 Use of Proceeds. The Company will use the proceeds from the sale of the Closing Securities substantially as set forth on Annex III hereto.

5.2 Authorized Capital Stock. The Company shall use best efforts promptly to obtain stockholder approval of an increase in the number of shares of Common Stock authorized under the Company’s Certificate of Incorporation, as amended, such that a sufficient number of shares of Common Stock shall be reserved for the issuance of the Note Shares, the Warrant Shares, any shares of Common Stock (the “Additional Note Shares”) issuable upon the conversion of any convertible notes hereafter issued by the Company on substantially similar terms as the Notes (the “Additional Notes”), and any shares of Common Stock (the “Additional Warrant Shares”) issuable upon the exercise of warrants hereafter issued by the Company on substantially similar terms as the Warrants (the “Additional Warrants”). Each Purchaser agrees to vote, or cause to be voted, all Shares (as defined below) owned by such Purchaser, or over which such Purchaser has voting control, from time to time and at all times, in whatever manner, including without limitation by written consent, as shall be necessary to ensure that a sufficient number of shares of

Common Stock are authorized under the Company’s Certificate of Incorporation and reserved for the issuance of the Note Shares, Warrant Shares, Additional Note Shares and Additional Warrant Shares. For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote to amend the Certificate of Incorporation of the Company, including without limitation, all shares of Common Stock and Series A Convertible Preferred Stock, par value $0.0001 per share, by whatever name called, now owned or subsequently acquired by a Purchaser, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

ARTICLE 6

MISCELLANEOUS

6.1 Expenses. The Company and the Purchasers shall each bear their own costs and expenses, including without limitation legal fees and expenses, incurred in connection with this Agreement and the other Transaction Documents, and any amendment or waiver of, or enforcement of, any Transaction Document relating to the transactions contemplated hereby.

6.2 Further Assurances. The Company shall duly execute and deliver, or cause to be duly executed and delivered, at its own cost and expense, such further instruments and documents and to take all such action, in each case as may be necessary or proper in the reasonable judgment of the Purchasers to carry out the provisions and purposes of this Agreement and the other Transaction Documents.

6.3 Remedies. In case any one or more of the representations, warranties, covenants and/or agreements set forth in this Agreement or any other Transaction Documents shall have been breached by a party, the other parties may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement or any of the other Transaction Documents, and may exercise all remedies under the Closing Securities.

6.4 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto, the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

6.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the Company and the Purchasers and their respective successors and permitted assigns. Subject to applicable federal and state securities laws and regulations, the Purchasers may freely assign either this Agreement or any of their rights, interests, or obligations hereunder without the prior written approval of the other parties, except (a) to a Competitor as defined in the Notes and (b) subject to the provisions set forth in Section 17 thereof.

6.6 Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto (including the other Transaction Documents) which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

6.7 Notices. All notices, requests, demands, claims, consents and other communications delivered hereunder (whether or not required to be delivered hereunder) shall be deemed to be sufficient and duly given if contained in a written instrument (a) personally delivered, (b) sent by fax, (c) sent by nationally-recognized overnight courier guaranteeing next business day delivery or (d) sent by first class registered or certified mail, postage prepaid, return receipt requested, in each case addressed as follows:

(i) if to the Company, to:

Avantair, Inc.

4311 General Howard Drive

Clearwater, Florida 33762

Attention: Chief Executive Officer

Fax: (727) 216-0036

with a copy to:

Michael L. Fantozzi, Esq.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Fax: (617) 542-2241

and

(ii) if to an Purchaser, to him, her or it at his, her or its address set forth on Annex I or Annex II, as applicable, hereto.

or to such other address as the party to whom such notice or other communication is to be given may have furnished to each other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (A) when delivered, if personally delivered, (B) when sent, if sent by telecopy on a business day (or, if not sent on a business day, on the next business day after the date sent by telecopy), (C) on the next business day after dispatch, if sent by nationally recognized, overnight courier guaranteeing next business day delivery, and (D) on the fifth (5th) business day following the date on which the piece of mail containing such communication is posted, if sent by mail.

6.8 Amendments, Modifications, Terminations and Waivers. Provisions of this Agreement and the Closing Securities may be amended, modified, terminated or waived only by the written consent of the Company and holders of at least 90% of the aggregate principal amount of the Notes then outstanding.

6.9 Governing Law; Waiver of Jury Trial.

(a) All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

(b) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

6.10 No Third Party Reliance. Anything contained herein to the contrary notwithstanding, the representations and warranties of the Company contained in this Agreement (a) are being given by the Company as an inducement to the Purchasers to enter into this Agreement and the other Transaction Documents (and the Company acknowledges that the Purchasers have expressly relied thereon) and (b) are solely for the benefit of the Purchasers. Accordingly, no third party (including, without limitation, any holder of capital stock of the Company) or anyone acting on behalf of any holder thereof other than the Purchasers, and each of them, shall be a third-party or other beneficiary of such representations and warranties and no such third party shall have any rights of contribution against the Purchasers or the Company with respect to such representations or warranties or any matter subject to or resulting in indemnification under this Agreement or otherwise.

6.11 Publicity. Neither the Purchasers nor the Company shall issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the Company in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the Commission or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable.

6.12 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as to not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.13 Independence of Agreements, Covenants, Representations and Warranties. All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder. The annexes and exhibits attached hereto are hereby made part of this Agreement in all respects.

6.14 Counterparts; Facsimile and Electronic Signatures. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Agreement delivered by facsimile or other electronic transmission shall be acceptable and binding.

6.15 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.16 Appointment. The Purchasers by their acceptance of the benefits of this Agreement and the Security Agreement, hereby designate Barry Gordon (or if a successor Collateral Agent has been appointed under the Security Agreement, hereby designate such successor) as the Collateral Agent (as defined in the Security Agreement) to act as specified in the Security Agreement. Each Purchaser shall be deemed irrevocably to authorize the Collateral Agent to take such action on its behalf under the provisions of the Security Agreement and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Collateral Agent by the terms thereof and such other powers as are reasonably incidental thereto. The Collateral Agent may perform any of its duties thereunder by or through its agents or employees.

*        *        *         *        *

IN WITNESS WHEREOF, each of the undersigned has duly executed this Note and Warrant Purchase Agreement as of the date first written above.

AVANTAIR, INC.

By:	/s/ Steve Santo
	Name:	Steve Santo
	Title:	CEO

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Note and Warrant Purchase Agreement as of the date first written above.

PURCHASERS:

By:	/s/ David L. Herrmann
	Name:	A. Lorne Weil 2006 Irrevocable Investment Trust
	By:	David L. Herrman
	Title:	President

Address:

c/o Neuberger Berman Trust Company of Delaware N.A., Trustee
919 Market Street, Suite 506
Wilmington, DE 19801

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Note and Warrant Purchase Agreement as of the date first written above.

PURCHASERS:

By:	/s/ Arthur Goldberg
	Name:	Arthur Goldberg

Address:

25 Tideway Kings Point, NY 11024

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Note and Warrant Purchase Agreement as of the date first written above.

PURCHASERS:

By:	/s/ Robert J. Lepofsky
	Name:	Robert J. Lepofsky

Address:

P.O. Box 81367
Wellesley Hills, MA 02481

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Note and Warrant Purchase Agreement as of the date first written above.

PURCHASERS:

By:	/s/ A. Clinton Allen
	Name:	A. Clinton Allen

Address:

710 South Street
Needham, MA 02492

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Note and Warrant Purchase Agreement as of the date first written above.

PURCHASERS:

By:	/s/ Lawson Allen
	Name:	Lawson Allen

Address:

710 South Street
Needham, MA 02492

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Note and Warrant Purchase Agreement as of the date first written above.

PURCHASERS:

By:	/s/ Barry Gordon
	Name:	Barry Gordon

Address:

7808 Talavera Place Delray Beach, FL 33446

[Signature Page to Note and Warrant Purchase Agreement]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Note and Warrant Purchase Agreement as of the date first written above.

PURCHASERS:

By:	/s/ Richard B. DeWolfe
	Name:	Richard B. DeWolfe

Address:

206 Grove Street Westwood, MA 02090s

[Signature Page to Note and Warrant Purchase Agreement]

ANNEX I

Schedule of Initial Purchasers

Purchasers (Purchaser Name, Address and Contact Information)	Purchase Price (Principal Amount of Note)	Warrant Shares
Robert Lepofsky 1 North Breakers Row Palm Beach, FL 33480 (617) 875-9511	$200,000	800,000

A. Clinton Allen 710 South Street Needham, MA 02492 (781) 223-4199	$150,000	600,000

Lawson Allen 710 South Street Needham, MA 02492 (781) 223-4199	$50,000	200,000

Dick DeWolfe 206 Grove Street Westwood, MA 02090 (617) 322-1219	$200,000	800,000

Arthur Goldberg 25 Tideway Kings Point, NY 11024 (516) 448-9555	$100,000	400,000

Barry Gordon 7808 Talavera Place Delray Beach, FL 33446 (561) 638-9036	$100,000	400,000

Lorne Weil 750 Lexington Ave, 25th Fl New York, NY 10022 (212) 754-2233	$2,000,000	8,000,000

Total	$2,800,000	11,200,000

ANNEX II

Schedule of Additional Purchasers

ANNEX III

Use of Proceeds

a.	Costs associated with flight operations (parts costs, maintenance, charter, operations, flight fees, pilot training, fuel and related aircraft and operations expense items);

b.	Payroll, employee benefits, related taxes, and FET taxes;

c.	Debt service (including aircraft operating and capital lease payments);

d.	Facilities costs including rent, IT and telecom expenses, insurance costs, legal and accounting fees, bank fees, credit card fees and other administrative expenses;

e.	Sales and marketing costs;

f.	Costs and expenses related to fleet stand down including consulting costs and customer refunds; and

g.	General corporate purposes consistent with those presented in the Company’s cash flows.

EXHIBIT A

Form of Senior Secured Convertible Promissory Note

(See attached)

EXHIBIT B

Form of Warrant to Purchase Shares of Common Stock

(See attached)

EXHIBIT C

Form of Security Agreement

(See attached)

EXHIBIT D

Form of Registration Rights Agreement

(See attached)

EXHIBIT E

Additional Purchaser Signature Page

By executing this page in the space provided, the undersigned hereby agrees that [he/she/it] is becoming an “Additional Purchaser” as defined in that certain Note and Warrant Purchase Agreement dated as of [                    ], 2012, by and among Avantair, Inc., a Delaware corporation (the “Company”) and the other parties thereto, as the same may be amended, restated or otherwise modified from time to time (the “Purchase Agreement”) and as such shall be a party to, and bound by all terms and conditions of, the Purchase Agreement. The undersigned further confirms that the representations and warranties contained in Article 3 of the Purchase Agreement are true and correct with respect to the undersigned, as of the date hereof.

EXECUTED this                     day of 201    .

(print name)

By:

Title:

Address:

Fax: